UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Avenue, Suite 2400

New York, NY 10151

 (Address of principal executive offices)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund Annual ReportDec. 31, 2012

Dear Fellow Shareholders,

Our Fund’s NAV rose 18.9% during 2012. We ended the year at 49 positions with a weighted average market cap of $330 million, a dividend yield of 1.4% and a price to book ratio of 100%.

Our performance was somewhat better than the benchmark R2000 which rose 16.3%.

Total Return                                   2012               2011               2010              2009          2008

Pinnacle Value Fund                      18.9%            (4.9)%             13.5%            12.7%       (16.9)%

Russell 2000                                    16.3               (4.2)                26.9               27.1          (33.8)

S&P 500                                          15.9%              2.1%             15.1%            26.5%     (37.0)%

(All returns include dividend reinvestment. Past performance does not predict future results. Results do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts.)

The State of the Market

Market volatility continued in 2012 as the R2000 notched big gains in Q1, gave back roughly a third in Q2 and then ground slowly higher in the last six months to end the year up 16.3%. Volatility was driven largely by macro factors such as the fiscal cliff/national debt  crisis, the state of Europe/ China/(fill in the blank) and the impact of continuing fiscal and monetary stimulus here at home. At the individual company level, most firms delivered as expected and earnings disappointments were few. With liquidity at record highs and interest rates at record lows, investors continued to value earnings and cash flows at robust multiples. However, liquidity is a two edged sword. It can raise asset prices but it can also create overcapacity, over confidence and over valuations.  Currently, I suspect we are seeing all three.

The R2000 recently made an all time high, surpassing pre-crisis levels. The higher the market, the fewer undervalued securities and we are having trouble finding an adequate number of attractive ideas. As most of you know, we’ve been cautious about the general stock market level for the last few years. To date, this worry has been unnecessary. However, with the abundance of cheap money and the prevalence of high frequency trading, we believe there is a fairly high speculative component to today’s market with a corresponding risk of loss.  Perhaps we’re wrong but we’d rather suffer the penalties of being too conservative than face the consequences of error, perhaps including capital loss, from embracingthe current environment where equities are the only “viable/suitable” asset class.

Portfolio Activity

Back at the ranch, portfolio activity was fairly modest with portfolio turnover of 18% as we watched many of the seeds we planted a few years ago begin to blossom. We lowered our stake in furniture makers Flexsteeland Stanley Furniture which benefitted from the uptick in housing. While housing may still have some upside, we feel much of the improvement is already reflected in the share price and we felt it wise to take some profits.  We also reduced our position in machine tool maker Hardinge where we suspect much of the recent sales uptick is artificially driven by low cost financing,the absence of which could decimate a cyclical industry like machine tools.

On the buy side we added to our position in National Security Group, a small Alabama based property & casualty insurer with significant timber holdings.  We also added to our position in Guggenheim Solar, an ETF specializing in solar stocks that is down 95% from the solar share peak set in mid 2008. Generally when an industry is down 90-95%, it gets our attention especially when an ETF provides the opportunity to own a basket of stocks.  So far this bet hasn’t worked butas it’s early,we still believe solar has a bright future.Finally, we bought Kansas based Alco Stores, a regional variety store whose share price trades at a discount to net working capital- an investment approach pioneered  by Ben Graham.

Winners vs. Sinners- 2012

As you might expect in an up year like 2012, winners outpaced sinners. Top performer Christopher & Banks, a woman’s apparel chain, benefitted from the turnaround expertise of a new CEO who quickly rationalized the store base and revamped merchandising. Profits and a higher stock price quickly followed.  Our banks did well and benefitted from low cost funding, modest loan growth and receding problem loans. Preferred Bank, Wilshire Bank and Anchor Bancorp were all purchased near the point of maximum pessimism a few years ago.  The regulators forced each to strengthen their capital ratios by issuing common equity at favorable terms, which we were able to take advantage of. The additional capital provided comfort to the banks’ clients allowing business as usual to continue as the economy improved. At this point their balance sheets are fairly liquid, providing a buffer against the prospect of higher interest rates. With the heavy lifting largely complete, we’ve taken some profits.

The top detractor was Guggenheim Solar, an ETF specializing in solar stocks. This industry hasundergone significant changes in recent years as capacity mushroomed, prices plunged and governments became less generous with subsidies and tax credits. The industry is rationalizing and the survivors will be well positioned as prices stabilize and the cost of solar per KWHour approaches parity with traditional grid sources. First Acceptance (non standard auto insurance) continues to struggle with poor industry pricing and a high fixed cost structure. New management is making progress at growing premiums and reducing losses. Our ultra-short market ETFs have so far been a mistake given the market’s rise.

By now you should have received your year end statement. The Fund distributed $.56/sh in long term capital gains in late December so you should also have received a Form 1099-DIV for 2012 if you held your shares in a taxable account. As always, should you have any questions about your account or the Fund, don’t hesitate to call or write. Thanks for your continued support.

John E. Deysher                                                                            Pinnacle Value Fund

President & Portfolio Manager                                                 745 Fifth Ave.- 2400

212-605-7100                                                                               New York, NY   10151

TOP 10 POSITIONS% net assets

1. Preferred Bank- Chinese American bank4.5%

2. Hallmark Financial- multi-line specialty insurer                                   4.5

3. Montpelier Re- multi-national reinsurer                                                4.2

4. Wilshire Bank- Korean American bank                                                 4.1

5. MVC Capital- business development co.                                               3.3

6.Asta Funding- specialty finance co.                                                        3.3

7. Capital Southwest- business development co.                                       3.2

8. First Acceptance- nonstandard personal auto insurance                        3.2

9. Christopher & Banks- woman’s retailer                                                3.1

10. Anchor Bank- savings bank                                                                 2.5

Total                                                                                                        35.9%

YTD TOP 5 WINNERS (realized & unrealized gains)

1. Christopher & Banks                                                                             $1,809,600

2. Preferred Bank                                                                                        1,130,000

3. Wilshire Bank                                                                                         1,079,100

4. Anchor Bancorp                                                                                         750,400

5. Capital Southwest                                                                                      615,700

Total                                                                                                          $5,384,800

YTD TOP 5 SINNERS (realized & unrealized losses)

1.  Guggenheim Solar ETF                                                                         $156,100

2.  First Acceptance                                                                                      144,300

3.  Ultra short Tech ETF                                                                                 58,500

4.  Ultra short R2000 Growth ETF                                                                 57,000

5.  Ambassador Group                                                                                    17,600

Total                                                                                                           $433,500

SECURITY CLASSIFICATIONS

Government & Prime Money Market Funds                                                          35.3%

Insurance                                                                                                                 19.1

Banks & Thrifts                                                                                                       11.5

Closed End & Exchange Traded Funds                                                                    9.8

Financial Services                                                                                                     8.3

Consumer Goods & Services                                                                                    7.5

Industrial Goods & Services                                                                                     3.8

Real Estate Investment Trusts                                                                                  2.9

Conglomerates                                                                                                          1.8

Total                                                                                                                      100%

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIOD ENDED DECEMBER 31, 2012

	1 Year	3 Year	5 Year	Since Inception
Pinnacle Value Fund	18.88%	8.65%	3.75%	9.01%
Russell 2000 Index	16.36%	12.23%	3.55%	9.99%

Pinnacle Value Fund
Russell 2000 Index
30,000
28,000
26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
$ 25,324
$ 23,199
4/1/2003
12/31/2003
9/30/2004
6/30/2005
3/31/2006
12/31/2006
9/30/2007
6/30/2008
3/31/2009
12/31/2009
9/30/2010
6/30/2011
3/31/2012
12/31/2012

Chart assumes an initial investment of $10,000 made on 4/1/2003 (commencement of operations).  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

				Schedule of Investments
			December 31, 2012
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS
Banks & Thrfifts
93,800	Anchor Bancorp *	$ 720,836	$ 1,331,960
1,600	BBCN Bancorp, Inc.	12,535	18,512
165,904	Preferred Bank *	1,247,446	2,355,837
13,700	Suffolk Bancorp *	112,764	179,470
367,007	Wilshire Bancorp *	1,099,792	2,154,331
		3,193,373	6,040,110	11.47%
Conglomerate
100	Steel Partners Holdings L.P. *	1,109	1,179
142,049	Regency Affiliates, Inc. *	750,235	923,318
		751,344	924,497	1.76%
Fabricated Metal Products
71,700	Hardinge, Inc.	256,224	712,698
12,150	Keystone Consol Industries, Inc. *	95,170	82,620
		351,394	795,318	1.51%
Financial Services
181,387	Asta Funding, Inc.	255,942	1,724,990
238,445	BKF Capital Group, Inc. *	783,446	250,367
512,840	Cadus Corp. *	828,076	717,976
285,670	CoSine Communications, Inc. *	697,285	571,340
117,200	Kent Financial Services, Inc. *	265,452	199,240
1,141,027	SWK Holdings Corp. *	970,970	924,232
		3,801,171	4,388,145	8.34%
Furniture & Fixtures
20,000	Hooker Furniture	210,009	290,600
10,304	Flexsteel Industries, Inc. *	52,943	221,021
107,218	Stanley Furniture Company, Inc. *	324,652	482,481
		587,604	994,102	1.89%
Greeting Cards & Giftwrap
39,600	CSS Industries, Inc.	640,739	866,844	1.65%

Insurance
31,448	EMC Insurance Group, Inc.	578,620	750,978
1,354,213	First Acceptance Corp. *	2,902,013	1,692,766
250,724	Hallmark Financial Services, Inc. *	1,640,612	2,354,298
26,840	Independence Holding Co.	116,279	255,517
97,400	Montpelier Re Holdings Ltd.	1,301,861	2,226,564
80,363	National Security Group, Inc.	670,101	687,104
900	Navigators Group, Inc. *	33,483	45,963
80,400	Old Republic International Corp.	627,565	856,260
109,089	Seabright Holdings, Inc.	700,444	1,207,615
		8,570,978	10,077,065	19.14%

Retail-Variety Stores
15,050	ALCO Stores, Inc. *	114,259	141,711	0.27%

Retail-Women's Clothing Stores
301,600	Christopher & Banks Corp. *	318,627	1,643,720	3.12%

Test & Measurement
50,200	Electro Sensors, Inc.	199,619	189,254
21,600	Perceptron, Inc.	57,442	127,440
		257,061	316,694	0.60%
Security Services
65,107	Costar Technologies, Inc. * (a)	554,772	145,189	0.28%

Educational Services
70,201	Ambassador Group, Inc.	297,108	299,056	0.57%

Real Estate Investment Trusts
30,700	American Land Lease, Inc. PFD 7.75% Series A	644,555	739,870
41,500	Getty Realty Corp.	586,745	749,490
2,100	Vestin Realty Mortgage I, Inc. *	2,597	2,310
4,400	Vestin Realty Mortgage II, Inc. *	6,377	6,424
		1,240,274	1,498,094	2.85%
Trucking
45,972	P.A.M. Transportation Services, Inc.	184,182	470,293	0.89%

Water Supply
100	Consolidated Water Co.	731	740	0.00%

Total for Common Stock		$ 20,863,617	$ 28,601,578	54.34%

Closed-End & Exchange Traded Funds
17,100	Capital Southwest Corp.	1,269,721	1,703,673
2,600	Central Europe & Russia Fund, Inc.	31,314	88,192
5,190	Guggenheim Solar	79,579	81,172
64,780	Japan Smaller Capitalization Fund, Inc.	414,665	466,416
143,437	MVC Capital, Inc.	1,254,961	1,742,759
29,059	Petroleum & Resources Corp.	494,948	695,091
4,200	ProShares UltraShort Russell 2000 Growth *	125,697	101,296
4,000	ProShares UltraShort Technology *	165,667	148,000
4,217	Singapore Fund, Inc.	25,623	58,954
5,062	Turkish Investment Fund, Inc.	21,581	84,232

Total for Closed-End & Exchange Traded Funds		$ 3,883,756	$ 5,169,785	9.82%

SHORT TERM INVESTMENTS
Money Market Fund
19,628,895	First American Government Obligation Fund Class Z 0.02% **	19,628,895	19,628,895	37.29%

Total for Short Term Investments		$ 19,628,895	$ 19,628,895	37.29%

	Total Investments	$ 44,376,268	$ 53,400,258	101.45%

	Liabilities in excess of other Assets		(762,894)	-1.45%

	Net Assets		$ 52,637,364	100.00%

(a) Level 2 Security
* Non-Income producing securities.
** Variable rate security; the money market rate shown represents the yield at December 31, 2012.
The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
December 31, 2012

Assets:
Investment Securities at Market Value	$ 53,400,258
(Identified Cost $44,376,268)
Cash	7,183
Receivables:
Shareholder Subscriptions	102,200
Dividends and Interest	42,561
Prepaid Expenses	4,000
Total Assets	53,556,202
Liabilities:
Payable to Advisor	683,526
Shareholder Redemptions	216,785
Accrued Expenses	18,527
Total Liabilities	918,838
Net Assets	$ 52,637,364

Net Assets Consist of:
Paid-In Capital	$ 43,796,944
Accumulated Realized Loss on Investments - Net	(183,570)
Unrealized Appreciation in Value of Investments Based on Identified Cost - Net	9,023,990
Net Assets	$ 52,637,364
Net Asset Value and Redemption Price
Per Share ($52,637,364/3,300,819 shares outstanding), no par value, unlimited
shares authorized	$ 15.95

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the year ended December 31, 2012

Investment Income:
Dividends	$ 608,718
Interest	4,145
Total Investment Income	612,863
Expenses:
Investment Advisor Fees (Note 3)	624,660
Transfer Agent & Fund Accounting Fees	42,224
Insurance Fees	16,189
Custodial Fees	16,737
Audit Fees	15,043
Registration Fees	7,057
Trustee Fees	10,013
Legal Fees	573
Miscellaneous Fees	6,882
Printing & Mailing Fees	4,254
Total Expenses	743,632
Expense Recoupment (Note 3)	879
Net Expenses	744,511

Net Investment Loss	(131,648)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	1,232,019
Capital Gain Distributions from Regulated Investment Companies	336,256
Change in Unrealized Appreciation on Investments	7,127,874
Net Realized and Unrealized Gain on Investments	8,696,149

Net Increase in Net Assets from Operations	$ 8,564,501
The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statements of Changes in Net Assets
	Year	Year
	Ended	Ended
	12/31/2012	12/31/2011
From Operations:
Net Investment Loss	$ (131,648)	$ (519,346)
Net Realized Gain on Investments	1,232,019	472,127
Capital Gain Distributions from Regulated Investment Companies	336,256	63,909
Net Unrealized Appreciation (Depreciation)	7,127,874	(2,807,778)
Increase (Decrease) in Net Assets from Operations	8,564,501	(2,791,088)

From Distributions to Shareholders:
Net Realized Gain from Security Transactions	(1,787,127)	-
Total distributions to shareholders	(1,787,127)	-
From Capital Share Transactions: (a)
Proceeds From Sale of Shares	4,956,212	11,074,982
Shares issued in Reinvestment of Dividends	1,663,219	-
Cost of Shares Redeemed	(8,398,971)	(25,119,765)
Net Decrease from Shareholder Activity	(1,779,540)	(14,044,783)

Net Increase (Decrease) in Net Assets	4,997,834	(16,835,871)

Net Assets at Beginning of Period	47,639,530	64,475,401
Net Assets at End of Period (b)	$ 52,637,364	$ 47,639,530

Share Transactions:
Issued	323,531	763,925
Reinvested	105,134	-
Redeemed	(557,787)	(1,746,369)
Net increase in shares	(129,122)	(982,444)
Shares outstanding beginning of Period	3,429,941	4,412,385
Shares outstanding end of Period	3,300,819	3,429,941

(a) Net of Redemption Fees of $6,474 for December 31, 2012, and $9,668 for December 31, 2011.
(b) Includes undistributed net investment income of $0 at December 31, 2012 and $0 at December 31, 2011.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008
Net Asset Value -
Beginning of Period	$ 13.89	$ 14.61	$ 12.87	$ 11.45	$ 15.57
Net Investment Income (Loss) *	(0.04)	(0.13)	(0.12)	(0.04)	0.15
Net Gains or Losses on Securities
(realized and unrealized)	2.66	(0.59)	1.86	1.49	(2.80)
Total from Investment Operations	2.62	(0.72)	1.74	1.45	(2.65)

Distributions from Net Investment Income	-	-	-	-	(0.14)
Distributions from Capital Gains	(0.56)	-	-	(0.03)	(1.33)
	(0.56)	-	-	(0.03)	(1.47)

Paid-in Capital from Redemption Fees (Note 2) (a)	-	-	-	-	-

Net Asset Value -
End of Period	$ 15.95	$ 13.89	$ 14.61	$ 12.87	$ 11.45

Total Return	18.88%	(4.93)%	13.52%	12.71%	(16.87)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 52,637	$ 47,640	$ 64,475	$ 59,795	$ 57,365

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.49%	1.48%	1.47%	1.47%	1.44%
Ratio of Net Income (Loss) to Average Net Assets	(0.26)%	(0.93)%	(0.91)%	(0.35)%	1.12%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.49%	1.47%	1.47%	1.49%	1.49%
Ratio of Net Income (Loss) to Average Net Assets	(0.26)%	(0.91)%	(0.91)%	(0.37)%	1.06%

Portfolio Turnover Rate	8.14%	34.11%	5.46%	63.12%	66.37%

* Per share net investment Income (loss) determined on average shares outstanding during year.
(a) Less than $0.01 per share

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                               DECEMBER 31, 2012

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

                        interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  The below table summarizes the inputs used at December 31 2012:

                                                        Level 1             Level 2              Level 3                              Total

Equity *                          $33,626,174         145,189                  0                      $ 33,771,363

Money Market Funds       19,628,895                    0                   0                        19,628,895

Investments at Market    $53,255,069         145,189                  0                      $ 53,400,258

* See Schedule of Investments for industry breakout.

Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For year end December 31, 2012, Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At December 31, 2012 the Fund invested approximately 37% of net assets in the First American Government Obligations Money Market Fund which normally invests 100% of assets in Government and Agency securities with an objective of maximum current income consistent with capital preservation and maintenance of liquidity.  First American Government Obligations Money Market Fund’s financial statements are available on the SEC website www.sec.gov.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2012 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset per value share.  For the year ended December 31, 2012, the Fund increased paid in capital by $35,405 decreased net investment loss by $35,405 and increased accumulated realized loss by $167,053.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the year ended December 31, 2012, $6,474 of redemption fees were returned to the Fund through shareholder redemptions.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the year ended December 31, 2012, Adviser earned $624,660 in fees.

A Fund officer and trustee are also an officer and trustee of the Adviser.  Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.49%, of average daily net assets through Dec. 31, 2012.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.  For the year ended December 31, 2012, the Adviser recouped $879 of prior waiver/reimbursements from the Fund and has $7,829 available for recoupment expiring December 31, 2014.

4.)

PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2012, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $2,567,917 and $5,387,576, respectively.

Fund may purchase put and call options. Put options are purchased to hedge against a decline in value of Fund securities. If such a decline occurs, put options permit Fund to sell securities underlying such options at exercise price or to close out options at a profit. Premiums paid for put or call options plus transaction costs will reduce the benefit, if any, realized upon option exercise and unless price of the underlying security rises or declines sufficiently, option may expire worthless. In addition, in event that price of security in connection with option was purchased moves in a direction favorable to Fund, benefits realized as result of such favorable movement will be reduced by premium paid for option and related transaction costs.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after Oct. 31.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

The tax nature of distributions paid during year end Dec 31, 2012 and year end Dec 31, 2011 are:

	2012	2011
Net Investment Income	$ 0	$ 0
Long Term Capital Gain	$ 1,787,127	$ 0

At December 31, 2012, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes                                      $44,770,984

Gross tax unrealized appreciation                                                                     $11,238,058

Gross tax unrealized depreciation                                                                       (2,608,784)

Net tax unrealized appreciation                                                                             8,629,274

Accumulated realized gain on investments –net                                                      211,146

Accumulated Gain                                                                                              $ 8,840,420

6.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to yearend. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

7.) NEW ACCOUNTING PRONOUNCEMENT

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Adviser is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

 QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-Q filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. Fund Form N-Qs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (57)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Edward P. Breau, CFA (80)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (57)	Trustee	Unlimited	Counsel, CCO	None
		Since Inception	JG Wentworth (finance)

James W. Denney (47)	Trustee	Unlimited	President, Mohawk Asset	None
		Since Inception	Management

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 1818 Market St,- 2400, Philadelphia PA 19103

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Bertolet Capital Trust

New York, New York

We have audited the accompanying statement of assets and liabilities of Pinnacle Value Fund, a series of shares of Bertolet Capital Trust (“Trust”), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five yearsin the period then ended.   These financial statements and financial highlights are the responsibility of the Trust’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pinnacle Value Fund as of December 31, 2012, the results of its operations for the year then ended,the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the periodthen ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 25, 2013

Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2012	December 31, 2012	July 1, 2012 to December 31, 2012

Actual	$1,000.00	$1,078.52	$7.78
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.65	$7.56

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of  federal, state and excise tax returns.

                                                                                            FYE 12/31/12      FYE 12/31/11

Audit fees                                                                               $12,300                 $12,300

Tax fees                                                                                    $2,700                   $2,700

Audit committee has adopted pre-approval policies & procedures requiring the audit committee to pre-approve all audit, tax and non-audit services of registrant  including services provided to any entity affiliated with registrant. All of principal accountant’s hours spent auditing the registrant’s financial statements were attributable to work performed by full time permanent employees of the principal accountant.

The following table shows all non-audit fees billed by registrant’s principal accountant for services to registrant and registrant’s investment adviser for last 2 years. The audit committee has considered whether non-audit services rendered to registrant’s adviser is compatible with maintaining the accountant’s independence and has concluded that the rendering of non-audit services has not compromised the accountant’s independence.

Non-audit fees                                                                  FYE 12/31/12    FYE 12/31/11

Registrant                                                                                          $0                      $0

Registrant’s Investment Adviser                                                       $0                      $0

Item 5. Audit Committee of Listed Registrants.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits attached hereto.

(a)(1) EX-99.CODE ETH.  Filed herewith.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b) EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, duly authorized.

By /s/ John E. Deysher

          President

          Bertolet Capital Trust

Date: March 4, 2013